UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report: October 1, 2007

(Date of earliest event reported)

US GEOTHERMAL INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	333-117287	84-1472231
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification)

1509 Tyrell Lane, Suite B, Boise, Idaho 83706

(Address of principal executive offices)

208-424-1027

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

   Written Communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 – Regulation FD Disclosure

On October 1, 2007, U.S. Geothermal's common stock began trading on the Toronto Stock Exchange, the senior equity market in Canada, and at the close of business on September 28, 2007 ceased trading on the TSX Venture Exchange. U.S. Geothermal's trading symbol remained the same (GTH).

Press Release dated October 3, 2007 is attached as Exhibit 99.1 and incorporated herein by reference.

Item 9.01 – Financial Statement and Exhibits

(c)	Exhibits

Exh. No.	Description
99.1	Press Release dated October 3, 2007.

SIGNATURES

Pursuant to requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: October 4, 2007	US Geothermal Inc.

By:	/s/ Daniel J. Kunz Daniel J. Kunz Chief Executive Officer